MASSMUTUAL SELECT FUNDS

Supplement dated October 5, 2007 to the

Statement of Additional Information dated April 2, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements.

The following information found on page B-30 in the section titled Fundamental Investment Restrictions of the Funds (other than the Indexed Equity Fund, Value Equity Fund and Blue Chip Growth Fund) is deleted:

Notwithstanding any fundamental investment restriction set forth above or in the Prospectus, each Fund may: (1) engage in hedging transactions, techniques, and practices using forward contracts and similar instruments, to the extent and in a manner permitted by law; and (2) invest in any security or investment-related instrument, or engage in any investment-related transaction or practice, provided that the Board of Trustees has determined that to do so is consistent with the investment objective and policies of the Fund and has adopted reasonable guidelines for use by the Fund’s Adviser and/or sub-adviser, and provided further that at the time of entering into such investment or transaction, such investments or instruments account for no more than 10% of the Fund’s total assets. This does not apply to the Destination Retirement Funds’ investments in underlying funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-07-2